Exhibit 99.1

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al. (1)	CASE NUMBER: 09-17787

OFFICE OF THE UNITED STATES TRUSTEE—BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE

For Period Ended February 29, 2012

Accounting Method:	☒ Accrual Basis	☐ Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Debtor must attach each of the following reports/documents unless the U. S. Trustee
Mark One Box for Each Required Document:	has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
☒	☐	1. Cash Receipts and Disursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Disbursements Summary (Form 2-F)

☐	☒	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts (See Exhibit A)

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts (See Exhibit A)

QUESTIONNAIRE	Yes		No
Please answer the questions below:

1. Is the business still operating?	X	(2)

2. Were any assets (other than inventory) sold this month?			X

3. Were all employees timely paid this month?	X

4. Are all insurance policies and operating licenses current and in effect?	X	(3)

5. Did you open any new bank accounts this month?			X

6. Did you deposit all receipts into your DIP account this month?	X

7. Have all taxes been timely paid (payroll, sales, etc.)?	X

8. Are you current on U.S. Trustee quarterly fees payments?	X

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on: 3/20/12	Print Name: Joel I. Sher

	Signature:	/s/ Joel I. Sher

Title: Chapter 11 Trustee

(1)	Includes the following Debtors: TMST, Inc. f/k/a Thornburg Mortgage, Inc. (Case No. 09-17787), TMST Home Loans, Inc. f/k/a Thornburg Mortgage Home Loans, Inc. (Case No. 09-17791), TMST Hedging Strategies, Inc. f/k/a Thornburg Mortgage Hedging Strategies, Inc. (Case No. 09-17792), and TMST Acquisition Subsidiary, Inc. f/k/a Thornburg Acquisition Subsidiary, Inc. (Case No. 09-17790). The Adfitech, Inc. Monthly Operating Report is filed separately under Case No. 09-17788.
(2)	The Chapter 11 Trustee is in the process of winding-up all operations.
(3)	TMST Home Loans, Inc. is currently in the process of withdrawing state licenses due to the sale of the Servicing Portfolio.

Rev. 4/2008

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (1)

For Period: 2/1/2012 to 2/29/2012

CASH FLOW SUMMARY

	Current Month		Accumulated
Beginning Cash Balance	$101,743,117	(2)	$16,847,967	(2)

2. Cash Receipts
Operations	1,748		27,770,183
Sale of Assets	—		80,041,433
Loans/advances	—		18,364,080
Other	—		23,927,639

Total Cash Receipts	$1,748		$150,103,335

3. Cash Disbursements
Operations	196,774		23,271,847
Debt Service/Secured loan payment	—		—
Professional fees/U.S. Trustee fees	491,702		23,165,399
Other	0		19,457,667

Total Cash Disbursements	$688,476		$65,894,913

4. Net Cash Flow (Total Cash Receipts less
Total Cash Disbursements)	(686,728)		84,208,422

5. Ending Cash Balance (to Form 2-C)	$101,056,389	(3)	$101,056,389	(3)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance		Deposits In Transit	Outstanding Checks	Book Balance
xxxxxxx2822	New Mexico Bank & Trust	$803,863		—	$81,876	721,987
xxxxxxx0805	J.P. Morgan	—	(4)	—	—	—
xxxxxxx1807	New Mexico Bank & Trust	5,523		—	—	5,523
xxxxxxx2954	New Mexico Bank & Trust	24,012		—	2,646	21,366
xxxxxxx2989	New Mexico Bank & Trust	571		—	—	571
xxxxxxx5856	New Mexico Bank & Trust	446,393		—	—	446,393
xxxxxxx2842	New Mexico Bank & Trust	4,000,000		—	—	4,000,000
xxxxxxx9638	The Bank of New York Mellon	1,002		—		1,002
xxxxxxx9639	The Bank of New York Mellon	—		—	—	—
xxxxxxx0989	Bank of America	95,859,548		—	—	95,859,548

		$101,140,911		$—	$84,522	$101,056,389	(3)

(1)	The term “cash” as used herein includes all forms of currency (e.g., checks, cash, money orders, etc.)
(2)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance equals the previous month’s ending balance.
(3)	Current Month, Accumulated, and Book cash balances are the same.
(4)	TMST, Inc. did not receive a more recent statement. Thus, the December 2011 statement is included in Exhibit A.

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 2/1/2012 to 2/29/2012

CASH DISBURSEMENTS DETAIL	Account No: xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
2/1/2012	7558	LexisNexis	Information Services	$31,156
2/1/2012	7559	TMST Employee	Expense reimbursement	786
2/1/2012	7560	Susman Godfrey LLP	Professional services	1,547
2/1/2012	7561	FrontBridge Technologies, Inc.	Microsoft Exchange Hosted Services	2,575
2/1/2012	7562	CenturyLink	Information Services	119
2/1/2012	7563	Epiq Bankruptcy Solutions, LLC	Professional services	2,653
2/1/2012	7564	First Interstate Plaza	Office Lease_Rent	190
2/1/2012	7565	LexisNexis	Information Services	6,043
2/1/2012	7566	LexisNexis	Information Services	1,193
2/8/2012	WIRE	ADP Inc.	Payroll — Direct deposits	20,141
2/9/2012	WIRE	ADP, Inc.	Payroll taxes	11,571
2/21/2012	7567	Internal Revenue Service	IRS User Fee	10,000
2/22/2012	WIRE	ADP Inc.	Payroll — Direct deposits	19,436
2/23/2012	7568	American Stock Transfer & Trust	Transfer Agent	1,054
2/23/2012	7569	FedEX	Shipping	222
2/23/2012	7570	AT&T TeleConferenceServices	TeleConference Service	13
2/23/2012	7571	TMST Employee	Expense reimbursement	1,399
2/23/2012	7572	Iron Mountain Information Management	Document Storage	846
2/23/2012	7573	RR Donnelley Receivables, Inc	EDGAR Filings	925
2/23/2012	7574	Crystal Springs	Office Supplies	36
2/23/2012	7575	TBConsulting	Contract Services	46,900
2/23/2012	7576	tw telecom	Information Services	1,261
2/23/2012	7577	First Interstate Plaza	Office Lease_Rent	5,527
2/23/2012	7578	Long, Pound & Komer, P.A.	Professional services	15,000
2/23/2012	WIRE	ADP, Inc.	Payroll taxes	10,734
2/28/2012	WIRE	Quinn Emanuel Urquhart Oliver & Hedges LLP	Professional services	19,932
2/28/2012	WIRE	Tydings & Rosenberg LLP	Professional services	3,795
2/28/2012	WIRE	Goldin Associates, LLC	Professional services	180,677
2/28/2012	WIRE	Shapiro Sher Guinot & Sandler	Professional services	284,645

			Total Cash Disbursements	$680,376	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 2/1/2012 to 2/29/2012

CASH RECEIPTS DETAIL	Account No: xxxxxxx2822
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
2/17/2012	AON Risk Services	Workers Compensation	$167
2/27/2012	Wells Fargo Bank	Reinvestment Income	23
2/27/2012	US Bank	Credit Risk Advisor Fee	553
2/27/2012	Wells Fargo Bank	Credit Risk Advisor Fee	280
2/27/2012	Wells Fargo Bank	Credit Risk Advisor Fee	702

		Total Cash Receipts	$1,725	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 2/1/2012 to 2/29/2012

CASH RECEIPTS DETAIL	Account No: xxxxxxx0805
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 2/1/2012 to 2/29/2012

CASH RECEIPTS DETAIL	Account No: xxxxxxx1807
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
2/29/2012	New Mexico Bank & Trust	Interest Paid	$0

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 2/1/2012 to 2/29/2012

CASH DISBURSEMENTS DETAIL	Account No: xxxxxxx2954
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
2/23/2012	15574	MIDCON Data Services LLC	Document Storage	$2,065
2/23/2012	15575	Pepper Hamilton LLP	Professional services	581

			Total Cash Disbursements	$2,646	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 2/1/2012 to 2/29/2012

CASH RECEIPTS DETAIL	Account No: xxxxxxx2954
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
2/17/2012	State of Mississippi	Tax Refund	$23

		Total Cash Receipts	$23	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 2/1/2012 to 2/29/2012

CASH DISBURSEMENTS DETAIL	Account No: xxxxxxx2989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
2/3/2012	ACH	ADP Financial Services	Payroll processing	$95
2/17/2012	ACH	ADP Financial Services	Payroll processing	95
2/23/2012	ACH	ADP Financial Services	Payroll processing	221
2/24/2012	ACH	ADP Financial Services	Payroll processing	42

			Total Cash Disbursements	$453	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 2/1/2012 to 2/29/2012

CASH RECEIPTS DETAIL	Account No: xxxxxxx5856
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 2/1/2012 to 2/29/2012

CASH DISBURSEMENTS DETAIL	Account No: xxxxxxx2842
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 2/1/2012 to 2/29/2012

CASH DISBURSEMENTS DETAIL	Account No: xxxxxxx0989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
2/29/2012	Bank of America		Bank and Technology Service Fee	$5,000

			Total Cash Disbursements	$5,000	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 2/1/2012 to 2/29/2012

CASH RECEIPTS DETAIL	Account No: xxxxxxx0989
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: February 29, 2012

		Current Month	Petition Date (1)
	ASSETS
	Current Assets:
	Cash and Cash Equivalents (from Form 2-B)	$101,056,389	$16,848,967
	Accounts Receivable (from Form 2-E)	995,653	9,403,326
	Receivable from Officers, Employees, Affiliates (2)	—	—
Inventory		—	—
Other Current Assets (List):	Prepaid expenses & retainers	1,042,130	4,807,453
	Accrued interest receivable	—	47,878

Total Current Assets		103,094,172	31,107,624

	Fixed Assets:
	Land	—	—
	Building	—	—
	Equipment, Furniture and Fixtures	1,201,340	1,201,340

	Total Fixed Assets	1,201,340	1,201,340

	Less: Accumulated Depreciation	1,201,340	533,109

	Net Fixed Assets	—	668,231

Other Assets (List):	Restricted cash	—	201,432,689
	Mortgage servicing portfolio	—	87,104,385
	Investment in subsidiaries (3)	(6,000,000)	21,244,747
	Loan held for sale	1,985,230	8,359,404
	Deposits	3,605,000	300,000

	TOTAL ASSETS	$102,684,402	$350,217,080

	LIABILITIES
	Post-petition Accounts Payable (from Form 2-E)	$653,273	$—
	Post-petition Accrued Professional Fees (from Form 2-E)	4,209,446	—
	Post-petition Taxes Payable (from Form 2-E)	—	—
	Post-petition Notes Payable	—	—
Other Post-petition Payable(List):	Contingent obligations (4)	3,296,287	—

	Total Post Petition Liabilities	8,159,005	—

	Pre Petition Liabilities:
	Secured Debt	—	—
	Unsecured Debt (3)	3,421,750,874	3,664,898,118

	Total Pre Petition Liabilities	3,421,750,874	3,664,898,118

	TOTAL LIABILITIES	3,429,909,879	3,664,898,118

	OWNERS’ EQUITY
	Owner’s/Stockholder’s Equity	3,640,741,359	3,640,741,359
	Retained Earnings—Prepetition	(6,955,422,396)	(6,955,422,396)
	Retained Earnings—Post-petition (5)	(12,544,440)	—

	TOTAL OWNERS’ EQUITY	(3,327,225,477)	(3,314,681,037)

	TOTAL LIABILITIES AND OWNERS’ EQUITY	$102,684,402	$350,217,080

(1)	Petition date values are taken from the Debtors’ balance sheet as of the petition date or are the values listed on the Debtors’ schedules.
(2)	TMST, Inc. has requested reimbursement from SAF for damages incurred. No receivable has been recorded. On February 13, 2012, the Trustee filed a motion with The Bankruptcy Court seeking approval of a settlement of all claims asserted against SAF Financial, Inc., Orrick, Herrington & Sutcliffe LLP, Thornburg Mortgage Advisory Corporation and other individual defendants. The impact of that settlement will be reflected in subsequent Monthly Operating Reports, upon its approval by The Bankruptcy Court.
(3)	On March 15, 2010 the Second Amended Chapter 11 Plan of Reorganization for ADFITECH, Inc. became effective. TMST Home Loans interests were deemed cancelled on the Effective Date and Senior Notes Guarantee Claims against TMST, Inc. were reduced by $38.6 million under the plan.

Pre-petition unsecured debt includes a $1.1 billion fair value adjustment for Senior Subordinated Secured Notes recorded under GAAP. Total pre-petition liabilities prior to the fair value adjustment is $4,542,124,192.

(4)	Includes cash payments received that will require bankruptcy court ruling to resolve ownership issues.
(5)	Post-petition Retained Earning includes a loss of $4.2 million related to 2009, income of $3 million related to 2010 and a loss of $10.2 million related to 2011.

Rev. 4/2008

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-D

PROFIT AND LOSS STATEMENT

For Period From: February 1, 2012 to February 29, 2012

	Current Month	Post-petition Accumulated Total (1)
Operating Revenue
Interest income (2)	$—	$5,637,681
Mortgage servicing income	1,558	21,842,344

Net Operating Revenue	1,558	27,480,025

Total interest expense / (benefit) (3)	—	(1,195,076)

Gross Profit	1,558	28,675,101

Operating Expenses
Officer Compensation	—	895,390
Selling, General and Administrative	88,016	28,440,552
Rents and Leases	5,527	965,873
Depreciation, Depletion and Amortization	—	668,240
Other (list):	—	—
	—	—

Total Operating Expenses	93,543	30,970,055

Operating Income / (Loss)	(91,985)	(2,294,954)

Non-Operating Income / (Expenses)
Earnings from subsidiaries	—	3,368,902
Other Non-Operating Income (4)	—	13,692,097

Net Non-Operating Income / (Expenses)	—	17,060,999

Reorganization Expenses
Legal and Professional Fees	384,403	26,902,136
Other Reorganization Expense	15,798	703,202

Total Reorganization Expenses	400,201	27,605,338

Net Income / (Loss) Before Income Taxes	(492,186)	(12,839,293)

Federal and State Income Tax Expense / (Benefit) (5)	—	(294,853)

NET INCOME / (LOSS)	$(492,186)	$(12,544,440)

(1)	Accumulated Totals include all revenue and expenses since the petition date.
(2)	Accumulated total includes approximately $4.5 million of $20.2 million in certain Owner Trust residual interest distributions that may require bankruptcy court ruling to resolve ownership issues. To be conservative, the Company has not recorded a $15.7 million receivable or the related income.
(3)	Accumulated total reflects amortization of derivatives.
(4)	Accumulated total includes an approximately $1 million settlement from Bank of America, $8 million gain on the reorganization of Adfitech, Inc., a $3.9 million gain on the servicing portfolio, a $3.3 million loss incurred on the whole loan liquidation and a $3.9 million gain on cancellation of auction swaps agreements by CSFB and RBS as reported in each entity’s respective bankruptcy claim filings.
(5)	In early January 2010, the Trustee signed a Consent Agreement with the Internal Revenue Service to change TMST, Inc.’s method of accounting related to the reporting of taxable income associated with REMIC regular interests. Due to the large 2009 operating losses for TMST, Inc. no tax liability was incurred.

For tax year 2010, the Trustee was advised TMST, Inc. no longer qualified as a REIT and filed a consolidated return. Due to prior net operating losses, no tax liability is anticipated in 2010.

Rev. 4/2008

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: February 1, 2012 to February 29, 2012

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld
Federal	$—	$6,093	$6,093	2/9/2012	Wire	$—
		5,621	5,621	2/23/2012	Wire	—
State	—	1,263	1,263	2/9/2012	Wire	—
		1,199	1,199	2/23/2012	Wire	—

FICA Tax Withheld	—	1,647	1,647	2/9/2012	Wire	—
		1,572	1,572	2/23/2012	Wire	—
Employer’s FICA Tax	—	2,229	2,229	2/9/2012	Wire	—
		2,130	2,130	2/23/2012	Wire	—
Unemployment Tax
Federal	—	—	—			—
		—	—
			—
State	—	339	339	2/9/2012	Wire	—
		213	213	2/23/2012	Wire
			—			—

Sales, Use & Excise Taxes	—	—	—			—
Property Taxes	—	—	—			—
Accrued Income Tax
Federal	—	—	—			—
State	—	—	—

TOTALS	$—	$22,306	$22,306			$—

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premiums Paid Through
Workers’ Compensation	The Cincinnati Insurance Co.	$1,000,000/incident	7/1/2012	7/1/2012
General Liability	The Cincinnati Insurance Co.	$1,000,000/incident	8/11/2012	8/11/2012
Property (Fire, Theft) (1)	N/A
Vehicle (1)	N/A
Directors & Officers (Excess)	N/A
Directors & Officers (Primary)	N/A
Trustee Surety Bond	Liberty Mutual Insurance Company	120,000,000	10/28/2012	10/28/2012

(1)	Commercial Property and Vehicle coverage are included in the General Liability Commercial Package policy.

Rev. 4/2008

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 2/1/2012 to 2/29/2012

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable (1)		Post Petition Accounts Payable (2)
Under 30 days	$100,000		$1,016,149
30 to 60 days	—		516,586
61 to 90 days	—		—
91 to 120 days	—		193,957
Over 120 days	492,676		3,136,027
Unavailable	283,719	(3)

Total Post Petition	876,395

Pre Petition Amounts	119,258	(3)

Total Accounts Receivable	995,653
Less: Bad Debt Reserve	—

Net Accounts Receivable(to Form 2-C)	$995,653

	Total Post Petition
	Accounts Payable		$4,862,718

(1)	See Exhibit B for Accounts Receivable Aging
(2)	See Exhibit C for Accounts Payable Aging
(3)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due * (1)
Debtor’s Counsel (2)	$—	$—	$—		$—
Debtor’s Special Counsel (3)	310,304	—	—		449,718
Debtor’s Financial Advisor	—	—	—		191
Creditors’ Committee’s Counsel	100,000	30,000	23,727		137,118
Unsecured Creditors’ Financial Advisor	—	—	—		7,150
Chapter 11 Trustee (4)	—	75,000	—		2,100,000
Trustee’s Counsel	—	160,000	284,645		783,692
Trustee’s Financial Advisor	—	190,000	180,677		672,728
Trustee’s Tax Advisor (5)	—	—	—		49,793
Trustee’s Consultant			—
Claims Agent	—	4,000	2,653		9,057

Total	$410,304	$459,000	$491,702		$4,209,446

*	Balance due to include fees and expenses incurred but not yet paid.
(1)	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received.
(2)	Retainer Balance, net of outstanding fees, was returned to TMST, Inc. on August 3, 2010
(3)	Orrick, Herrington & Sutcliffe LLP is no longer Debtors’ Special Counsel. The current balance due is the subject of an adversary proceeding filed against Orrick, Herrington & Sutcliffe LLP and other related parties.
On February 13, 2012, the Trustee filed a motion with The Bankruptcy Court seeking approval of a settlement of all claims asserted against SAF Financial, Inc., Orrick, Herrington & Sutcliffe LLP, Thornburg Mortgage Advisory Corporation and other individual defendants. The impact of that settlement will be reflected in subsequent Monthly Operating Reports, upon its approval by The Bankruptcy Court.
(4)	Chapter 11 Trustee commission is an estimate based on time spent performing the Trustee function at customary rates. The actual commission awarded is subject to Bankruptcy Court approval and will vary from the estimate.
(5)	The Chapter 11 Trustee was authorized to retain KPMG LLP to provide tax compliance and consulting services on May 26, 2010 pursuant to their February 26, 2010 engagement letter. Payments for services rendered prior to February 28, 2010 are reported pursuant to the Ordinary Course Professional Compensation Procedures.

Rev. 4/2008

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 2/1/2012 to 2/29/2012

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
N/A

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

Rev. 4/2008

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended: February 29, 2012

QUARTERLY DISBURSEMENT CALCULATION

TMST, Inc., et al.
1. Disbursements made in calendar quarter
January 2012	$1,468,260
February 2012	688,476
March 2012

Quarterly Total	$2,156,736

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calander quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Exhibit B

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Accounts Receivable

As of February 29, 2012

Post Petition		Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Unavailable
Reimbursement Simmons_FedEx (1)		8/7/2009	98	—	—	—	—	98	—
Reimbursement Simmons_FedEx (1)		8/14/2009	49	—	—	—	—	49	—
Reimbursement Simmons_FedEx (1)		9/11/2009	47	—	—	—	—	47	—
Thornburg Mortgage Advisory Co		10/15/2009	492,482	—	—	—	—	492,482	—
Big Tree, Inc.		2/21/2012	100,000	100,000	—	—	—	—	—
Borrower Escrow Advance Balance	(2)	Various	272,828	—	—	—	—	—	272,828
Borrower Corporate Advance Balance	(2)	Various	10,828	—	—	—	—	—	10,828
Borrower Inspection Fees	(2)	Various	63	—	—	—	—	—	63

Total Post Petition Accounts Receivable			$876,395	$100,000	$—	$—	$—	$492,676	$283,719

Pre Petition		Date	Amount
Borrower Escrow Advance Balance	(2)	Various	119,108
Borrower Inspection Fees	(2)	Various	150

Total Pre Petition Accounts Receivable			$119,258

(1)	Employee expenses appear to have been for personal matters.
(2)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of February 29, 2012

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Thornburg Mortgage Advisory Co	05/15/09	40,290	—	—	—	—	40,290
Orrick,Herrington & Sutcliffe LLP	05/31/09	21,469	—	—	—	—	21,469
Orrick,Herrington & Sutcliffe LLP	06/30/09	19,410	—	—	—	—	19,410
Orrick,Herrington & Sutcliffe LLP	07/31/09	127,078	—	—	—	—	127,078
Thornburg Mortgage Advisory Co	07/31/09	37,518	—	—	—	—	37,518
Orrick,Herrington & Sutcliffe LLP	08/31/09	281,761	—	—	—	—	281,761
Thornburg Mortgage Advisory Co	09/30/09	8,400	—	—	—	—	8,400
Thornburg Mortgage Advisory Co	10/15/09	29,657	—	—	—	—	29,657
Thornburg Mortgage Advisory Co	10/31/09	6,460	—	—	—	—	6,460
Thornburg Mortgage Advisory Co	11/15/09	28,453	—	—	—	—	28,453
Chapter 11 Trustee_Joel I. Sher	11/30/09	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	11/30/09	5,024	—	—	—	—	5,024
Thornburg Mortgage Advisory Co	12/15/09	1,875	—	—	—	—	1,875
Chapter 11 Trustee_Joel I. Sher	12/31/09	75,000	—	—	—	—	75,000
Quinn Emanuel Urquhart Oliver & Hedges	12/31/09	60,000	—	—	—	—	60,000
Thornburg Mortgage Advisory Co	12/31/09	29,989	—	—	—	—	29,989
Thornburg Mortgage Advisory Co	01/15/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	01/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	01/31/10	4,450	—	—	—	—	4,450
Thornburg Mortgage Advisory Co	02/12/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	02/28/10	75,000	—	—	—	—	75,000
Protiviti Inc.	02/28/10	191	—	—	—	—	191
Thornburg Mortgage Advisory Co	02/28/10	1,893	—	—	—	—	1,893
Chapter 11 Trustee_Joel I. Sher	03/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	03/31/10	31,325	—	—	—	—	31,325
Chapter 11 Trustee_Joel I. Sher	04/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	04/30/10	31,325	—	—	—	—	31,325
Chapter 11 Trustee_Joel I. Sher	05/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	05/31/10	31,325	—	—	—	—	31,325
Chapter 11 Trustee_Joel I. Sher	06/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	06/30/10	27,575	—	—	—	—	27,575
Chapter 11 Trustee_Joel I. Sher	07/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	07/31/10	27,575	—	—	—	—	27,575
Chapter 11 Trustee_Joel I. Sher	08/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	08/31/10	27,575	—	—	—	—	27,575
Chapter 11 Trustee_Joel I. Sher	09/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	09/30/10	25,000	—	—	—	—	25,000
Chapter 11 Trustee_Joel I. Sher	10/31/10	75,000	—	—	—	—	75,000

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of February 29, 2012

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Thornburg Mortgage Advisory Co	10/31/10	25,000	—	—	—	—	25,000
Chapter 11 Trustee_Joel I. Sher	11/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	11/30/10	25,000	—	—	—	—	25,000
Chapter 11 Trustee_Joel I. Sher	12/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	12/31/10	25,000	—	—	—	—	25,000
Chapter 11 Trustee_Joel I. Sher	01/31/11	75,000	—	—	—	—	75,000
J.H. Cohn LLP	01/31/11	3,749	—	—	—	—	3,749
Thornburg Mortgage Advisory Co	01/31/11	25,000	—	—	—	—	25,000
Chapter 11 Trustee_Joel I. Sher	02/28/11	75,000	—	—	—	—	75,000
Chapter 11 Trustee_Joel I. Sher	03/31/11	75,000	—	—	—	—	75,000
J.H. Cohn LLP	03/31/11	1,737	—	—	—	—	1,737
Chapter 11 Trustee_Joel I. Sher	04/30/11	75,000	—	—	—	—	75,000
Chapter 11 Trustee_Joel I. Sher	05/31/11	75,000	—	—	—	—	75,000
J.H. Cohn LLP	05/31/11	1,664	—	—	—	—	1,664
KPMG LLP	05/31/11	3,253	—	—	—	—	3,253
Chapter 11 Trustee_Joel I. Sher	06/30/11	75,000	—	—	—	—	75,000
KPMG LLP	06/30/11	7,990	—	—	—	—	7,990
Chapter 11 Trustee_Joel I. Sher	07/31/11	75,000	—	—	—	—	75,000
KPMG LLP	07/31/11	2,020	—	—	—	—	2,020
Chapter 11 Trustee_Joel I. Sher	08/31/11	75,000	—	—	—	—	75,000
Broadstreet Capital Partners, LP	08/31/11	2,415	—	—	—	—	2,415
Chapter 11 Trustee_Joel I. Sher	09/30/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	09/30/11	40,822	—	—	—	—	40,822
Quinn Emanuel Urquhart Oliver & Hedges	09/30/11	3,402	—	—	—	—	3,402
Shapiro Sher Guinot & Sandler	09/30/11	71,103	—	—	—	—	71,103
Tydings & Rosenberg LLP	09/30/11	2,480	—	—	—	—	2,480
Chapter 11 Trustee_Joel I. Sher	10/31/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	10/31/11	41,864	—	—	—	—	41,864
KPMG LLP	10/31/11	13,970	—	—	—	—	13,970
Quinn Emanuel Urquhart Oliver & Hedges	10/31/11	3,151	—	—	—	—	3,151
Shapiro Sher Guinot & Sandler	10/31/11	76,206	—	—	—	—	76,206
Tydings & Rosenberg LLP	10/31/11	836	—	—	—	—	836
Chapter 11 Trustee_Joel I. Sher	11/30/11	75,000	—	—	—	75,000	—
Goldin Associates, LLC	11/30/11	44,300	—	—	—	44,300	—
Quinn Emanuel Urquhart Oliver & Hedges	11/30/11	4,797	—	—	—	4,797	—
Shapiro Sher Guinot & Sandler	11/30/11	68,970	—	—	—	68,970	—
Tydings & Rosenberg LLP	11/30/11	890	—	—	—	890	—
Chapter 11 Trustee_Joel I. Sher	12/31/11	75,000	—	75,000	—	—	—
Goldin Associates, LLC	12/31/11	167,418	—	167,418	—	—	—

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al. Post Petition Accounts Payable As of February 29, 2012

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Quinn Emanuel Urquhart Oliver & Hedges	12/31/11	23,787	—	23,787	—	—	—
Shapiro Sher Guinot & Sandler	12/31/11	247,475	—	247,475	—	—	—
Tydings & Rosenberg LLP	12/31/11	2,906	—	2,906	—	—	—
Chapter 11 Trustee_Joel I. Sher	01/31/12	75,000	75,000	—	—	—	—
Epiq Bankruptcy Solutions, LLC	01/31/12	5,057	5,057	—	—	—	—
Goldin Associates, LLC	01/31/12	188,324	188,324	—	—	—	—
KPMG LLP	01/31/12	22,561	22,561	—	—	—	—
Shapiro Sher Guinot & Sandler	01/31/12	159,938	159,938	—	—	—	—
Tydings & Rosenberg LLP	01/31/12	4,870	4,870	—	—	—	—
CenturyLink	02/22/12	119	119	—	—	—	—
FrontBridge Technologies, Inc.	02/22/12	2,575	2,575	—	—	—	—
Fed Ex	02/24/12	240	240	—	—	—	—
Chapter 11 Trustee_Joel I. Sher	02/29/12	75,000	75,000	—	—	—	—
Epiq Bankruptcy Solutions, LLC	02/29/12	4,000	4,000	—	—	—	—
Goldin Associates, LLC	02/29/12	190,000	190,000	—	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	02/29/12	25,000	25,000	—	—	—	—
Shapiro Sher Guinot & Sandler	02/29/12	160,000	160,000	—	—	—	—
Tydings & Rosenberg LLP	02/29/12	5,000	5,000	—	—	—	—
Hotel Santa Fe	02/29/12	798	798	—	—	—	—
Iron Mountain Information Management	02/29/12	621	621	—	—	—	—
State of Utah	02/29/12	134	134	—	—	—	—
TBConsulting	02/29/12	49,805	49,805	—	—	—	—
TMST Employee	02/29/12	3,018	3,018	—	—	—	—
Walsh,Anderson,Brown,Aldridge & Gallegos, P.C.	02/29/12	88	88	—	—	—	—
Payroll Accrual	02/29/12	44,000	44,000	—	—	—	—

Post Petition Accounts Payable		4,862,718	1,016,149	516,586	—	193,957	3,136,027

NOTE:	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received. Amounts asserted by vendors may be subject to adjustments and bankruptcy court approval.

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Exhibit D

For Period Ending February 29, 2012

EXPLANATORY STATEMENT

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Trustee reserve all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtors or their estates referred to herein. The Trustee reserve the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtors’ estates regardless of whether such claim or cause of action is identified herein.

Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Trustee prepared this Monthly Operating Report with the assistance of his financial advisor, Goldin Associates, LLC (“Goldin”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Goldin or any other party on behalf of the Trustee.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtors’ Monthly Operating Report and should be referred to and considered in connection with any review of the report.